The Glenmede Fund, Inc.
Philadelphia International Fund
Supplement dated December 23, 2010
to the Prospectus
dated February 28, 2010
The following information replaces the existing information under “Purchase of Shares” on pages 8 and 9 of the Prospectus:
     Shares of the Portfolio are sold without a sales commission on a continuous basis at the NAV per share next determined after receipt, in proper order, of the purchase order by the Fund’s transfer agent. We consider orders to be in “proper order” when all required documents are properly completed, signed and received. You may purchase shares by contacting the Advisor by telephone or facsimile. You may also purchase shares through certain approved brokers and other institutions (collectively, the “Institutions”). Beneficial ownership of shares purchased through Institutions will be reflected on books maintained by the Institutions.
     The Fund reserves the right, in its sole discretion, to reject any purchase order, when, in the judgment of management, such rejection is in the best interests of the Fund and its shareholders.
     Your Institution may charge you for purchasing or selling shares of the Portfolio. There is no transaction charge for shares purchased directly from the Portfolio by contacting the Advisor.
     Purchases of the Portfolio’s shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except upon your written request. Certificates for fractional shares, however, will not be issued.

The Glenmede Fund, Inc.
Secured Options Portfolio
Supplement dated December 23, 2010
to the Statement of Additional Information
dated June 30, 2010
The following information is added to the existing information under “Investment Company Securities” on page 4 the Statement of Additional Information dated June 30, 2010:
     Pursuant to orders issued by the SEC to certain SPDR exchange-traded funds and procedures approved by the Board, the Portfolio may invest in SPDR exchange-traded funds in excess of the limits described above, provided that the Fund complies with certain conditions of the SEC orders and any other applicable investment limitations.
The following information supplements the existing information under the “Management Of The Fund” section starting on page 15 of the Statement of Additional Information dated June 30, 2010:
Willard S. Boothby, Jr. resigned as a Director of Glenmede Fund and as a Trustee of Glenmede Portfolios effective December 16, 2010.
As a result of Mr. Boothby’s resignation, the size of the Board of Directors of Glenmede Fund and the Board of Trustees of Glenmede Portfolios has been decreased to seven (7) members and William Cobb has been appointed Chairman of the Nominating Committees.

The Glenmede Fund, Inc.
The Glenmede Portfolios
Supplement dated December 23, 2010
to the Statement of Additional Information
dated February 28, 2010, as supplemented
The following information is added to the existing information under “Investment Company Securities” on page 17 of the Statement of Additional Information dated February 28, 2010:
     Pursuant to orders issued by the SEC to certain SPDR exchange-traded funds and procedures approved by the Board, the Core Fixed Income Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Long/Short Portfolio, Small Cap Equity Portfolio, Strategic Equity Portfolio, Total Market Portfolio, and U.S. Emerging Growth Portfolio may invest in SPDR exchange-traded funds in excess of the limits described above, provided that the Fund complies with certain conditions of the SEC orders and any other applicable investment limitations.
The following information replaces the existing information under “Purchase of Shares” on page 25 of the Statement of Additional Information dated February 28, 2010:
     The purchase price of shares of each Portfolio is the NAV next determined after receipt of the purchase order by the particular Fund. It is the responsibility of The Glenmede Trust Company, N.A. (“Glenmede Trust”), Glenmede Investment Management LP (“GIM” or the “Advisor”), Philadelphia International Advisors LP (“Philadelphia International”) or Institutions to transmit orders for share purchases to State Street, the Funds’ transfer agent, and to deliver, or provide instructions to investors for the delivery of, required funds to State Street, the Funds’ custodian, on a timely basis.
     Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the particular Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments from time to time.
     At the discretion of the Funds, investors may be permitted to purchase Portfolio shares by transferring securities to the Portfolio that meet the Portfolio’s investment objective and policies.
The following information supplements the existing information under the “Management Of The Funds” section starting on page 31 of the Statement of Additional Information dated February 28, 2010:
Willard S. Boothby, Jr. resigned as a Director of Glenmede Fund and as a Trustee of Glenmede Portfolios effective December 16, 2010.
As a result of Mr. Boothby’s resignation, the size of the Board of Directors of Glenmede Fund and the Board of Trustees of Glenmede Portfolios has been decreased to seven (7) members and William Cobb has been appointed Chairman of the Nominating Committees.